United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: January 7, 2013

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard,

Escondido, California 92025-3873

(Address of principal executive offices)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 6, 2013, Realty Income Corporation, a Maryland corporation (the “Company”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of September 6, 2012 (the “Merger Agreement”), with Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and American Realty Capital Trust, Inc., a Maryland corporation (“ARCT”), pursuant to which ARCT would merge with and into Merger Sub (the “Merger”). The Amendment adds a cash portion to the merger consideration such that, upon the Merger, each outstanding share of common stock, par value $0.01 per share, of ARCT will be converted into the right to receive 0.2874 shares of common stock, par value $0.01 per share, of the Company plus $0.35 per share in cash. Other than amendments to the Merger Agreement related to the addition of the cash portion of the merger consideration, the Company and ARCT did not amend the Merger Agreement in any other respect.

In connection with the Amendment, AR Capital, LLC (“ARC”) and Nicholas S. Schorsch, the Chairman of the Board of Directors of ARCT (“Schorsch”), agreed to contribute $3,000,000 towards the increase in the merger consideration described above. Accordingly, concurrently with the execution of the Amendment, the Company entered into an amendment to that certain side letter agreement dated as of September 6, 2012 (the “Side Letter”), with Schorsch and ARC, which amendment lowered the threshold on transaction expenses of ARCT for which Schorsch and ARC would be required to reimburse the Company.

A copy of the Amendment is attached hereto as Exhibit 2.1 and a copy of the amendment to the Side Letter is attached hereto as Exhibit 99.1. The foregoing descriptions of the Amendment and the amendment to the Side Letter do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments. For further information see the joint press release dated January 7, 2013 included as exhibit 99.2 hereto.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and ARCT has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction, and will file supplemental materials with the SEC. The joint proxy statement/prospectus contains important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARCT AND THE PROPOSED TRANSACTION.

Investors and security holders of the Company may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and ARCT with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available on the Company’s website at www.realtyincome.com, and copies of the documents filed by ARCT with the SEC are available on ARCT’s website at www.ir.arctreit.com.

The Company, ARCT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCT’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on March 30, 2012. Information regarding ARCT’s directors and executive officers can be found in ARCT’s definitive proxy statement filed with the SEC on May 21, 2012. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction. These documents are available on the SEC’s website and from the Company or ARCT, as applicable, using the sources indicated above.

Forward Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and ARCT’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the Merger Agreement by the stockholders of both parties; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s and ARCT’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and ARCT disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

2.1	Amendment dated as of January 6, 2013 to the Agreement and Plan of Merger, dated as of September 6, 2012, by and among Realty Income Corporation, Tau Acquisition LLC and American Realty Capital Trust, Inc.

99.1	Amendment dated as of January 6, 2013 to the Side Letter, dated as of September 6, 2012, by and among Realty Income Corporation, AR Capital, LLC and Nicholas S. Schorsch.

99.2	Joint Press Release issued by Realty Income Corporation and American Realty Capital Trust, Inc. on January 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: January 7, 2013	By:	/s/ Gary M. Malino
Gary M. Malino
President and Chief Operating Officer